UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 24, 2018

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street     Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                   Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on August 24, 2018, the Compensation and Executive Development Committee (the “Committee”) of the Board of Directors of Twin Disc, Incorporated (the “Company”) approved the base salary and the target bonus for fiscal 2019 of the Company’s principal executive officer, John H. Batten. Mr. Batten’s base salary and target bonus were set as follows:

Name and Position	Base Salary	Target Bonus as
		% of Base Salary

John H. Batten	$600,000	75%
President and Chief
Executive Officer

The base salary represents a 20% increase for Mr. Batten, as the Committee determined that his base salary was below the market median.  The increase is effective the first pay period that included October 1, 2018.

The target incentive bonus is based on the FY 2019 Corporate Incentive Plan (“CIP”). The CIP establishes the target bonus based on the following factors and relative weights for each factor: (i) EBITDA (40%); sales revenue (20%); trade working capital as a percentage of sales (20%); and strategic objectives (individual achievement) (20%). In no event will the incentive payment under the CIP exceed 200% of the target. The incentive payment to Mr. Batten under the CIP may be increased or decreased by up to 20%, at the discretion of the Committee.

On August 24, 2018, the Committee also awarded a target number of 18,476 performance stock awards to Mr. Batten under the Twin Disc, Incorporated 2018 Long-Term Incentive Compensation Plan (the “2018 LTI Plan”).  The performance shares will be paid out based on the following performance objectives and relative weights for each objective for the three fiscal year period ending June 30, 2021: (i) average return on invested capital (also known as return on total capital) (40%), (ii) average sales revenue (30%), and (iii) average earnings per share (30%). With respect to each performance objective, a value shall be determined as a percentage of the target based on the attainment of the performance objective for the performance period. If the Company does not obtain the threshold for that performance objective, such percentage shall be 0%. If the Company obtains the threshold for that performance objective, the percentage shall be 50%. If the Company equals or exceeds the maximum for that performance objective, the percentage shall be 150%. Outcomes between the threshold and target will be interpolated linearly between the amount of threshold award and the amount of the target award applicable to that performance objective, and outcomes between target and maximum will be interpolated linearly between the amount of the target award and the amount of the maximum award applicable to that performance objective. The percentage for each performance objective will be multiplied by the weight accorded to that performance objective, and the sum of the weighted percentages for each of performance objectives will be multiplied by the target number of performance shares awarded. The maximum number of performance shares that can be earned by Mr. Batten pursuant to this award is 27,714. All awards of performance shares are contingent upon the approval of the 2018 LTI Plan by the Company’s shareholders prior to August 1, 2019, and the awards shall be null and void if such shareholder approval is not obtained. A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On August 24, 2018, the Committee also issued 18,476 restricted stock units to Mr. Batten under the 2018 LTI Plan.  Each restricted stock unit represents the right to receive one share of common stock of the Company if and when the restricted stock unit vests.  The restricted stock units will vest in three years, provided Mr. Batten remains employed as of such vesting date.  Subject to obtaining shareholder approval of the 2018 LTI Plan, the restricted stock units will fully vest if Mr. Batten terminates employment due to death or disability, or if, following a change in control of the Company, Mr. Batten is involuntarily terminated without cause or terminates employment for good reason.  In conjunction with the restricted stock unit awards, the Committee also granted dividend equivalent awards. If and when Mr. Batten’s restricted stock units vest, he shall receive a payment equal to the cash dividends that would have been paid during the restricted period on the shares of stock represented by the restricted stock units (plus interest), as well as any stock dividends that would have been issued during the restricted period on the shares of stock represented by the restricted stock units. All awards of restricted stock units and dividend equivalent awards are contingent upon the approval of the 2018 LTI Plan by the Company’s shareholders prior to August 1, 2019, and the awards shall be null and void if such shareholder approval is not obtained. A copy of the form of the Restricted Stock Unit Grant Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits.

EXHIBIT NUMBER     DESCRIPTION

10.1	Form of Performance Stock Award Grant Agreement for performance stock grants on August 24, 2018
10.2	Form of Restricted Stock Unit Grant Agreement for restricted stock unit grants on August 24, 2018

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 28, 2018	Twin Disc, Incorporated

_/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary